Leases - Future cash obligations (Details) $ in Thousands	Dec. 31, 2022 USD ($)
Future minimum lease commitments under non-cancelable operating leases
2023	$ 237
Total minimum lease payments	237
Less: amount of lease payments representing interest	5
Present value of future minimum lease payments	232
Less: current obligations under leases	$ 232